                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): FEBRUARY 25, 2002


                                   CONOCO INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-14521                (51-0370352)
(State or other jurisdiction of        (Commission            (I.R.S. Employer
         incorporation)                File Number)          Identification No.)



                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 281-293-1000



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         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (c) EXHIBITS

                      23.1 Consent of PricewaterhouseCoopers LLP

                      99.1 Conoco Inc.'s Audited 2001 Consolidated
                           Financial Statements



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CONOCO INC.
                                        (Registrant)



                                        By:        /s/ W. DAVID WELCH
                                            ------------------------------------
                                                     W. David Welch
                                             (Vice President, Controller and
                                              Principal Accounting Officer)




Date: February 25, 2002


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                                  EXHIBIT INDEX



    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         23.1            Consent of PricewaterhouseCoopers LLP

         99.1            Conoco Inc.'s Audited 2001 Consolidated Financial Statements